SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                             FORM 8-K

                          CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  January 25, 2005

               Commission File Number 1-05707

                  GENERAL EMPLOYMENT ENTERPRISES, INC.
         (Exact name of registrant as specified in its charter)

           Illinois                                 36- 6097429
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                   Identification Number)

   One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois    60181
       (Address of principal executive offices)            (Zip Code)

 Registrant's telephone number, including area code:  (630) 954-0400




Item 2.02, Results of Operations and Financial Condition.

On January 25, 2005, General Employment Enterprises, Inc.
issued a press release containing information regarding its results of operations and financial condition for the quarter ended December 31, 2004. A copy of the press release is furnished as an exhibit to this Form 8-K Current
Report.


Item 9.01, Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:

No.    Description of Exhibit

99.01  Press release issued by General Employment
       Enterprises, Inc., dated January 25, 2005.




                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                              (Registrant)

Date:  January 26, 2005            By: /s/ Kent M. Yauch
                                   Kent M. Yauch
                                   Vice President, Chief Financial
                                   Officer and Treasurer